UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 8, 2022

ThredUp Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40249	26-4009181
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

969 Broadway, Suite 200 Oakland, California	94607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 402-5202
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	TDUP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 8, 2022, Greg Bettinelli notified the board of directors (the “Board”) of ThredUp Inc. (the “Company”) of his intent not to stand for reelection as a Class I Director of the Company upon the expiration of his current term, which expires at the Company’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”). Mr. Bettinelli’s decision not to stand for reelection was not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On March 8, 2022, Norman Matthews notified the Board of his intent not to stand for reelection as a Class I Director of the Company upon the expiration of his current term, which expires at the Annual Meeting. Mr. Matthews’s decision not to stand for reelection was not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

In connection with the expiration of the current terms of Mr. Bettinelli and Mr. Matthews as Class I Directors of the Company at the Annual Meeting, the Board nominated Timothy Haley to stand for election as a Class I Director at the Annual Meeting. On March 7, Mr. Haley notified the Board of his intention to resign as a Class II Director at the conclusion of the Annual Meeting, contingent upon his election as a Class I Director at such meeting. Mr. Haley’s decision to resign as a Class II Director is solely to facilitate his election as a Class I Director at the Annual Meeting and is not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2022	THREDUP INC.

	By:	/s/ Sean Sobers
Sean Sobers
Chief Financial Officer
(Principal Financial and Accounting Officer)